                                                                    EXHIBIT 10.4

      MATERIAL CONTRACTS - PROMISSORY NOTE PAYABLE TO REGAL GROUP, L.L.C.

                                 Promissory Note

$100,000.00                 Beverly Hills, California          December 29, 1999

One (1) year from date hereof, the undersigned Millennium Multi Media.com Corp., a Delaware corporation, promises to pay to Regal Group LLC, a California limited liability company, a sum of One Hundred Thousand Dollars ($100,000), along with interest compounded at an annual rate of Five Percent (5%).

/s/ Illya Bond
Millennium Multi Media.com Corp.
Name: Illya Bond


                                       1